Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that the Statement on Schedule 13G filed herewith (and any amendments thereto), is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Dated: February 20, 2014
LEHMAN BROTHERS HOLDINGS INC.

By:	/s/ Michael Leto
	Name:	Michael Leto
	Title:	Executive Vice President and Chief Financial Officer

ACQ SPV I HOLDINGS LLC

By:	Lehman Brothers Holdings Inc., its managing member

By:	/s/ Michael Leto
	Name:	Michael Leto
	Title:	Executive Vice President and Chief Financial Officer

LEHMAN ALI INC.

By:	/s/ Michael Leto
	Name:	Michael Leto
	Title:	Executive Vice President and Chief Financial Officer

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Michael Leto
	Name:	Michael Leto
	Title:	Executive Vice President and Chief Financial Officer

ACQ SPV II PAPER LLC

By:	Lehman Commercial Paper Inc., its managing member

By:	/s/ Michael Leto
	Name:	Michael Leto
	Title:	Executive Vice President and Chief Financial Officer

REAL ESTATE PRIVATE EQUITY INC.

By:	/s/ Michael Leto
	Name:	Michael Leto
	Title:	Executive Vice President and Chief Financial Officer

REPE JUPITER GP HOLDINGS LLC

By:	Real Estate Private Equity Inc., its managing member

By:	/s/ Michael Leto
	Name:	Michael Leto
	Title:	Executive Vice President and Chief Financial Officer

JUPITER MULTIFAMILY (GOVERNANCE) LLC

By:	/s/ Michael Leto
	Name:	Michael Leto
	Title:	Executive Vice President and Chief Financial Officer

JUPITER MULTIFAMILY (GP) LLC

By:	Jupiter Multifamily (Governance) LLC, its sole member

By:	/s/ Michael Leto
	Name:	Michael Leto
	Title:	Executive Vice President and Chief Financial Officer

JUPITER MULTIFAMILY JV LP

By:	Jupiter Multifamily (GP) LLC, its general partner

By:	Jupiter Multifamily (Governance) LLC, its sole member

By:	/s/ Michael Leto
	Name:	Michael Leto
	Title:	Executive Vice President and Chief Financial Officer

JUPITER ENTERPRISE GP LLC

By:	Jupiter Multifamily JV LP, its sole member

By:	Jupiter Multifamily (GP) LLC, its general partner

By:	Jupiter Multifamily (Governance) LLC, its sole member

By:	/s/ Michael Leto
	Name:	Michael Leto
	Title:	Executive Vice President and Chief Financial Officer

JUPITER ENTERPRISE LP

By:	Jupiter Enterprise GP LLC, its general partner

By:	/s/ Michael Leto
	Name:	Michael Leto
	Title:	Executive Vice President and Chief Financial Officer